EXHIBIT 10.2

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment 29
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS INCORPORATED

This Amendment (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below between Spirit AeroSystems, Inc., a Delaware Corporation (“Seller”) and The Boeing Company, a Delaware Corporation ("Boeing"). Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).
Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:
Recitals

A.
Boeing and Spirit (the “Seller”) are parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005 (the “SBP”), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the “GTA”) (collectively, the “Sustaining Agreement”), and including any Amendments to the GTA and the SBP.

B.	The Parties seek to amend Attachment 27 to the SBP as contemplated below.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:
Amendments

1)
SBP Attachment 27 Section 3.1.1 is hereby amended and restated to provide: “The work depicted in the current revision of the 737 MAX Configuration Control Document (CCD) [*****] for 737-8, [*****] and [*****] for 737-7, [*****] for 737-9, [*****] for 737 MAX 200, [*****] for 737 MAX BBJ8, [*****] for MAX BBJ7, and [*****] for BBJ9 Fuselage, Propulsion and Wing Statements of Work.”

2)
SBP Attachment 27 Section 3.1.1.1 is hereby added as follows: “Fuselage Structures Design Decision Memo [*****] for 737-7 Tailskid design and build on the first 737-7 MAX shipset (currently planned to be line unit [*****]).”

3)	SBP Attachment 27 Section 3.3 is hereby amended and restated to provide: “The Parties agree the documents set forth in this Section 3 are the versions existing as of [date of last amendment].”

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4)
SBP Attachment 27 Section 5.1.1 is hereby amended and restated to provide: “Boeing will reimburse Seller for [*****] in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, MAX 200, BBJ8, BBJ7, BBJ9, or minor model, including, but not limited to, [*****].”

5)
SBP Attachment 27 Section 5.1.2 is hereby amended and restated to provide: “Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, MAX 200, BBJ8, BBJ7, and BBJ9 on a [*****] basis, in [*****], for the [*****]month period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced. ([*****] invoice to be submitted upon signature of this MOA).

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define statements of work.

737-8 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 05
737-8 Wing Non-Recurring Non-Tooling Define PO 843951 item 03
737-8 Pylon Non-Recurring Non-Tooling Define PO 849241 item 11
737-8 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 08

737-9 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 06
737-9 Wing Non-Recurring Non-Tooling Define PO 843951 item 04
737-9 Pylon Non-Recurring Non-Tooling Define PO 849241 item 12
737-9 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 09

737-7 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 07
737-7 Wing Non-Recurring Non-Tooling Define PO 843951 item 05
737-7 Pylon Non-Recurring Non-Tooling Define PO 849241 item 13
737-7 Thrust Reverser Non-Recurring Non-Tooling Define PO 849241 item 10

MAX 200 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 08
MAX 200 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX 200 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX 200 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

MAX BBJ8 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 09
MAX BBJ8 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ8 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ8 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

MAX BBJ7 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 13
MAX BBJ7 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ7 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ7 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

MAX BBJ9 Fuselage Non-Recurring Non-Tooling Define PO 843948 item 12
MAX BBJ9 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

MAX BBJ9 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX
MAX BBJ9 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX

Purchase Orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling build statements of work.

737-8 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 01
737-8 Wing Non-Recurring Non-Tooling Build PO 843952 item 01
737-8 Pylon Non-Recurring Non-Tooling Build PO 843942 item 04
737-8 Thrust Reverser Non-Recurring Non-Tooling Build PO 843942 item 01

737-9 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 02
737-9 Wing Non-Recurring Non-Tooling Build PO 843952 item 02
737-9 Pylon Non-Recurring Non-Tooling Build PO 843942 item 05
737-9 Thrust Reverser Non-Recurring Non-Tooling Build PO 843942 item 02

737-7 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 03
737-7 Wing Non-Recurring Non-Tooling Build PO 843952 item 03
737-7 Pylon Non-Recurring Non-Tooling Build PO 843942 item 06
737-7 Thrust Reverser Non-Recurring Non-Tooling Build PO 843942 item 03

MAX 200 Fuselage Non-Recurring Non-Tooling Build PO 843949 item 04
MAX 200 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX
MAX 200 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX
MAX 200 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX”

6)	SBP Attachment 9 is updated to include reference to this Amendment 29.

Miscellaneous.

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.	In the event of a conflict between the terms of this Amendment 29 and provisions of the SBP, GTA, or the Administrative Agreement, this Amendment 29 shall take precedence.

c.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the date of last signature below:

The Boeing Company	Spirit AeroSystems, Inc. .

By: s/ David J. Blaylock	By: /s/ Eric Bossler
Name: David J. Blaylock	Name: Eric Bossler
Date: July 20, 2017	Date: July 20, 2017
Title: Procurement Agent	Title: Contract Specialist